UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein International Growth Fund

June 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources, and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the U.S. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the

Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 provides the performance results for the Fund and its primary benchmark, the Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index (net). Also included are returns for the Fund’s secondary benchmark, the MSCI All Country (AC) World (ex-U.S.) Index (net) for the six- and 12-month periods ended June 30, 2011.

For the 12-month period ended June 30, 2011, the Fund’s Class A shares gained in absolute terms and outperformed the primary and secondary benchmarks, before sales charges, with security selection driving

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

the premium. Overweight and underweight exposures to the markets in the UK and Japan, respectively, as well as stock selection in Canada, boosted performance. Country positioning and currency selection were negative. Overweight exposure to the Brazilian and Swiss markets detracted, as did stock selection in Australia and the currency impact of overweighting stocks in the euro zone.

For the six-month period ended June 30, 2011, the Fund’s Class A shares rose in absolute terms yet underperformed the primary and secondary benchmarks, before sales charges, with security selection driving most of the deficit. Country positioning was positive and currency selection was negative. Overweight exposure to the Brazilian markets and stock selection in the UK and Switzerland undercut performance, as did the currency impact of underweighting stocks in the euro zone and Switzerland. Underweight and overweight exposures to the markets in Japan and the UK, respectively, helped to temper underperformance. Stock selection in Canada and Japan also bolstered performance.

The Fund employed derivatives during the six- and 12-month periods ended June 30, 2011, in the form of currency forwards for hedging and non-hedging purposes, equity futures for hedging purposes, and participation-notes for emerging markets securities, which had a positive impact on 12-month performance and a negative impact on six-month performance.

Market Review and Investment Strategy

Global equity markets declined sharply in the second quarter of 2010, as the result of regulatory reform, the European sovereign debt crisis in the euro area and fears of a double-dip recession in the U.S. Actions taken by policy makers in the third quarter, notably the European Central Bank’s deal with Greece in July and U.S. Federal Reserve Chairman Ben Bernanke’s announcement of plans to inject liquidity into the financial markets in August, ignited another market rally. It continued through the rest of 2010 and the first four months of 2011, aided by encouraging economic data indicating that the global recovery was on track. Since May, however, unsettling macro developments have resulted in heightened risk aversion, which have put global financial markets under intensifying pressure.

At the start of the second half of the year, the global economy finds itself in a very turbulent environment. Global debt concerns normally directed at the euro area reached across the Atlantic Ocean as the U.S. impasse over raising its debt ceiling threatened to force the country into default. Compounding these concerns were worries that the U.S. recovery was faltering, and uncertainty about the inflation outlook and duration of the tightening cycle in China. The resulting decline in confidence in economic conditions worldwide has taken its toll on the global equity markets.

While the International Growth Portfolio Oversight Group (the “Group”)

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

does not underestimate the challenges that lie ahead, the Group’s research does suggest that the current market behavior is an overreaction that can be traced back to the global financial crisis of 2008: namely, the global selloff is a result of investors de-risking to avoid a repeat of the problems that occurred during the credit crunch.

The Group’s analysis of current economic conditions leads it to view these actions as unwarranted. The Group believes continued growth in the emerging markets should help underpin prospects, especially in China, where inflation shows signs of easing; this should trigger an end to the tightening cycle. In the developed markets, the Group expects strong corporate spending to ultimately lead to gross domestic product growth, though not at the pace previously thought. The Group also expects an end to the supply chain disruptions brought about by the natural disaster in Japan, which should boost industrial output worldwide.

As the economic cycle moves past its mid-phase, the Group is closely monitoring macro developments, while continuing to find good opportunities at the stock level among attractively valued companies with strong balance sheets and healthy growth potential.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged MSCI World (ex-U.S.) Index (net) nor the unmanaged MSCI AC World (ex-U.S.) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. The MSCI AC World (ex-U.S.) Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JUNE 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	1.56%	30.34%

Class B*	1.08%	29.37%

Class C	1.14%	29.36%

Advisor Class†	1.61%	30.65%

Class R†	1.38%	29.98%

Class K†	1.50%	30.39%

Class I†	1.75%	30.97%

MSCI World (ex-U.S.) Index (net)††	4.72%	30.33%

MSCI AC World (ex-U.S.) Index (net)	3.80%	29.73%

*     Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

††     The MSCI World (ex-U.S.) Index (net) is a total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index does not include sales charges or operating expenses.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/30/01 TO 6/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Fund Class A shares (from 6/30/01 to 6/30/11) as compared to its benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	30.34%	24.78%
5 Years	2.12%	1.23%
10 Years	8.16%	7.69%

Class B Shares
1 Year	29.37%	25.37%
5 Years	1.32%	1.32%
10 Years(a)	7.49%	7.49%

Class C Shares
1 Year	29.36%	28.36%
5 Years	1.36%	1.36%
10 Years	7.36%	7.36%

Advisor Class Shares†
1 Year	30.65%	30.65%
5 Years	2.40%	2.40%
10 Years	8.48%	8.48%

Class R Shares†
1 Year	29.98%	29.98%
5 Year	1.85%	1.85%
Since Inception*	4.65%	4.65%

Class K Shares†
1 Year	30.39%	30.39%
5 Year	2.14%	2.14%
Since Inception*	4.94%	4.94%

Class I Shares†
1 Year	30.97%	30.97%
5 Year	2.54%	2.54%
Since Inception*	5.33%	5.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.31%, 2.10%, 2.03%, 1.01%, 1.58%, 1.27% and 0.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	24.78%
5 Years	1.23%
10 Years	7.69%

Class B Shares
1 Year	25.37%
5 Years	1.32%
10 Years(a)	7.49%

Class C Shares
1 Year	28.36%
5 Years	1.36%
10 Years	7.36%

Advisor Class Shares†
1 Year	30.65%
5 Years	2.40%
10 Years	8.48%

Class R Shares†
1 Year	29.98%
5 Years	1.85%
Since Inception*	4.65%

Class K Shares†
1 Year	30.39%
5 Years	2.14%
Since Inception*	4.94%

Class I Shares†
1 Year	30.97%
5 Years	2.54%
Since Inception*	5.33%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011		Ending Account Value June 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,015.62	$1,018.74	$6.10	$6.11
Class B	$1,000	$1,000	$1,010.76	$1,014.93	$9.92	$9.94
Class C	$1,000	$1,000	$1,011.45	$1,015.17	$9.68	$9.69
Advisor Class	$1,000	$1,000	$1,016.08	$1,020.23	$4.60	$4.61
Class R	$1,000	$1,000	$1,013.78	$1,017.06	$7.79	$7.80
Class K	$1,000	$1,000	$1,015.03	$1,018.60	$6.25	$6.26
Class I	$1,000	$1,000	$1,017.49	$1,020.48	$4.35	$4.36
*	Expenses are equal to the classes’ annualized expense ratios of 1.22%, 1.99%, 1.94%, 0.92%, 1.56%, 1.25% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,435.8

*	All data are as of June 30, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Australia, Belgium, Denmark, India, Ireland, Israel, Italy, Luxembourg, Malaysia, Mexico, Netherlands, Nigeria, Singapore, South Korea, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Itausa – Investimentos Itau SA (Preference Shares)	$36,435,510	2.5%
British American Tobacco PLC	36,087,127	2.5
Partners Group Holding AG	29,020,447	2.0
BG Group PLC	28,440,361	2.0
Schlumberger Ltd.	27,127,613	1.9
Nestle SA	27,065,868	1.9
Tesco PLC	24,268,248	1.7
Samsung Electronics Co., Ltd.	24,241,784	1.7
Standard Chartered PLC	23,770,630	1.7
AIA Group Ltd.	22,914,875	1.6
	$279,372,463	19.5%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.8%
Financials – 22.1%
Capital Markets – 4.6%
Azimut Holding SpA	552,727	$5,160,248
Credit Suisse Group AG(a)	334,328	13,029,510
GAM Holding AG(a)	448,552	7,380,205
Man Group PLC	3,034,644	11,543,058
Partners Group Holding AG	163,945	29,020,447

		66,133,468

Commercial Banks – 12.7%
Banco Santander Brasil SA/Brazil	591,200	6,932,342
Bank Central Asia Tbk PT	12,474,500	11,156,004
BNP Paribas SA	184,460	14,223,523
Chongqing Rural Commercial Bank(a)	8,337,000	4,937,806
CIMB Group Holdings Bhd	3,276,000	9,703,130
HDFC Bank Ltd.	116,100	6,526,354
HSBC Holdings PLC	1,047,369	10,384,382
Industrial & Commercial Bank of China – Class H	23,674,755	18,057,838
Itausa - Investimentos Itau SA (Preference Shares)	4,742,542	36,435,510
NOMOS-BANK (GDR)(a)(b)	141,966	2,474,467
Societe Generale SA	172,320	10,205,834
Standard Chartered PLC	904,939	23,770,630
Turkiye Halk Bankasi AS	1,626,813	12,202,919
United Overseas Bank Ltd.	934,000	14,995,510

		182,006,249

Diversified Financial Services – 1.2%
FirstRand Ltd.	2,065,269	6,070,156
IG Group Holdings PLC	1,543,941	10,801,415

		16,871,571

Insurance – 3.1%
AIA Group Ltd.(a)	6,570,600	22,914,875
Prudential PLC	1,896,400	21,897,369

		44,812,244

Real Estate Management & Development – 0.5%
BR Malls Participacoes SA	402,100	4,599,036
Etalon Group Ltd. (GDR)(a)(b)	444,119	3,059,980

		7,659,016

		317,482,548

Energy – 14.0%
Energy Equipment & Services – 3.1%
Saipem SpA	344,535	17,791,907
Schlumberger Ltd.	313,977	27,127,613

		44,919,520

Oil, Gas & Consumable Fuels – 10.9%
Adaro Energy Tbk PT	49,158,500	14,089,285

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Afren PLC(a)	6,137,811	$15,549,505
Alliance Oil Co., Ltd. (GDR)(a)	862,000	14,983,416
BG Group PLC	1,252,553	28,440,361
China Shenhua Energy Co., Ltd. – Class H	2,583,500	12,413,307
Exillon Energy PLC(a)	528,935	3,691,079
Gulf Keystone Petroleum Ltd.(a)	6,055,572	13,385,876
Inpex Corp.	1,926	14,239,272
Karoon Gas Australia Ltd.(a)	365,315	2,059,369
Oando PLC	18,323,811	6,774,753
Rosneft Oil Co. (GDR)(b)	1,252,100	10,555,624
Tullow Oil PLC	512,837	10,212,691
Ultrapar Participacoes SA (Preference Shares)	554,500	9,824,064

		156,218,602

		201,138,122

Industrials – 12.1%
Aerospace & Defense – 1.1%
Safran SA	385,726	16,459,237

Commercial Services & Supplies – 1.2%
Secom Co., Ltd.	162,500	7,791,319
Serco Group PLC	1,057,686	9,382,240

		17,173,559

Electrical Equipment – 1.1%
Schneider Electric SA	94,536	15,784,852

Industrial Conglomerates – 3.0%
Bidvest Group Ltd.	489,621	10,905,882
Koninklijke Philips Electronics NV	230,714	5,929,364
Siemens AG	114,706	15,763,002
Smiths Group PLC	521,901	10,067,044

		42,665,292

Machinery – 2.4%
Atlas Copco AB – Class A	658,900	17,353,016
China Rongsheng Heavy Industry Group Co., Ltd.	3,809,500	2,314,221
FANUC Corp.	92,800	15,518,300

		35,185,537

Marine – 0.5%
Orient Overseas International Ltd.	1,151,500	7,467,129

Professional Services – 0.3%
Qualicorp SA(a)	483,700	4,618,031

Trading Companies & Distributors – 1.8%
Mitsui & Co., Ltd.	857,100	14,819,366
Wolseley PLC	319,306	10,422,626

		25,241,992

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.7%
CCR SA	328,051	$9,763,861

		174,359,490

Consumer Discretionary – 11.9%
Automobiles – 2.4%
Nissan Motor Co., Ltd.	1,665,300	17,500,993
Volkswagen AG (Preference Shares)	82,125	16,983,103

		34,484,096

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	250,600	3,211,482

Hotels, Restaurants & Leisure – 1.8%
Ajisen China Holdings Ltd.	2,859,000	5,967,047
Carnival PLC	403,255	15,625,292
Shangri-La Asia Ltd.	1,389,666	3,418,819

		25,011,158

Internet & Catalog Retail – 0.5%
Rakuten, Inc.	7,459	7,720,248

Media – 2.4%
Eutelsat Communications SA	362,439	16,317,194
Informa PLC	901,772	6,259,305
Naspers Ltd.	118,571	6,696,200
SES SA (FDR)	187,893	5,278,244

		34,550,943

Multiline Retail – 0.3%
Golden Eagle Retail Group Ltd.	1,822,000	4,652,952

Specialty Retail – 3.0%
Belle International Holdings Ltd.	4,204,000	8,881,742
Dunelm Group PLC	392,400	2,449,853
Fast Retailing Co., Ltd.	45,600	7,374,816
Yamada Denki Co., Ltd.	133,600	10,885,672
Zhongsheng Group Holdings Ltd.	5,784,000	12,670,441

		42,262,524

Textiles, Apparel & Luxury Goods – 1.3%
Cie Financiere Richemont SA	292,232	19,150,851

		171,044,254

Consumer Staples – 10.1%
Beverages – 1.7%
Anheuser-Busch InBev NV	278,103	16,140,379
Cia de Bebidas das Americas(a)	1,227	40,411
Cia de Bebidas das Americas (Preference Shares)	228,435	7,513,260

		23,694,050

Food & Staples Retailing – 2.7%
Bizim Toptan Satis Magazalari AS	135,066	2,168,140
Olam International Ltd.	3,420,000	7,602,683
Tesco PLC	3,756,126	24,268,248

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

X5 Retail Group NV (GDR)(a)(b)	118,800	$4,653,189

		38,692,260

Food Products – 2.5%
Danone	127,026	9,482,892
Nestle SA	434,943	27,065,868

		36,548,760

Household Products – 0.7%
Reckitt Benckiser Group PLC	171,895	9,494,115

Tobacco – 2.5%
British American Tobacco PLC	822,938	36,087,127

		144,516,312

Information Technology – 9.7%
Communications Equipment – 1.3%
HTC Corp.	437,600	14,795,794
ZTE Corp. – Class H	922,800	3,344,676

		18,140,470

Electronic Equipment, Instruments & Components – 0.6%
Murata Manufacturing Co., Ltd.	131,800	8,811,944

Internet Software & Services – 2.2%
Baidu, Inc./China (Sponsored ADR)(a)	78,600	11,014,218
Mail.ru Group Ltd. (GDR)(a)(b)	91,500	3,044,991
Tencent Holdings Ltd.	615,400	16,811,643

		30,870,852

IT Services – 0.5%
Infosys Ltd. (Sponsored ADR)	109,255	7,126,704

Semiconductors & Semiconductor Equipment – 3.0%
ARM Holdings PLC	1,133,171	10,655,895
ASML Holding NV	215,217	7,938,233
Samsung Electronics Co., Ltd.	31,190	24,241,784

		42,835,912

Software – 2.1%
SAP AG	281,962	17,094,885
Temenos Group AG(a)	445,390	13,736,914

		30,831,799

		138,617,681

Materials – 7.3%
Construction Materials – 1.5%
CRH PLC (London)	506,877	11,299,268
HeidelbergCement AG	156,691	10,021,293

		21,320,561

Metals & Mining – 5.8%
African Rainbow Minerals Ltd.	249,300	6,959,629
Aquarius Platinum Ltd.	1,258,800	6,398,684

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Centamin Egypt Ltd.(a)	5,233,000	$10,569,558
Northam Platinum Ltd.	1,010,700	6,364,811
Rio Tinto PLC	254,148	18,350,943
Vale SA (Sponsored ADR) (Local Preference Shares)	538,203	15,586,359
Xstrata PLC	873,010	19,228,378

		83,458,362

		104,778,923

Health Care – 5.9%
Health Care Providers & Services – 0.6%
Fresenius Medical Care AG & Co. KGaA	116,728	8,730,662

Pharmaceuticals – 5.3%
Aspen Pharmacare Holdings Ltd.(a)	520,031	6,464,992
Bayer AG	164,740	13,231,356
Mitsubishi Tanabe Pharma Corp.	341,500	5,715,556
Novartis AG	285,441	17,493,857
Novo Nordisk A/S – Class B	56,465	7,073,898
Pharmstandard OJSC (GDR)(a)(b)	217,701	4,987,981
Shire PLC	582,104	18,200,453
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	71,392	3,442,522

		76,610,615

		85,341,277

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 0.6%
Iliad SA	50,054	6,717,172
XL Axiata Tbk PT	1,942,000	1,394,663

		8,111,835

Wireless Telecommunication Services – 1.1%
America Movil SAB de CV Series L (ADR)	165,153	8,898,444
MTN Group Ltd.	344,769	7,344,914

		16,243,358

		24,355,193

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
China Longyuan Power Group Corp.	6,874,000	6,659,909
NTPC Ltd.	1,663,362	6,971,664

		13,631,573

Total Common Stocks (cost $1,079,535,316)		1,375,265,373

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.4%
Financials – 1.0%
Sberbank of Russia, Merrill Lynch, expiring 11/05/12(a)	3,850,928	$13,765,912

Information Technology – 0.4%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,816,500	6,213,702

Total Warrants (cost $17,791,729)		19,979,614

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.2%
Time Deposit – 2.2%
Royal Bank of Canada 0.01%, 7/01/11 (cost $32,000,000)	$32,000	32,000,000

Total Investments – 99.4% (cost $1,129,327,045)		1,427,244,987
Other assets less liabilities – 0.6%		8,587,203

Net Assets – 100.0%		$1,435,832,190

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	344	September 2011	$13,854,385	$14,207,293	$352,908
FTSE 100 Index Futures	10	September 2011	926,217	947,322	21,105
Topix Index Futures	96	September 2011	9,771,815	10,130,054	358,239

					$732,252

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Canadian Dollar settling 8/15/11	30,354	$31,006,596	$31,439,317	$432,721

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA:
New Zealand Dollar settling 8/15/11	58,889	$48,146,410	$48,649,497	$503,087
Credit Suisse First Boston:
Euro settling 8/15/11	102,717	148,026,496	148,777,245	750,749
Norwegian Krone settling 8/15/11	206,534	37,825,084	38,179,410	354,326
Norwegian Krone settling 8/15/11	49,834	8,846,796	9,212,201	365,405
Swiss Franc settling 8/15/11	6,410	7,319,023	7,626,059	307,036
Deutsche Bank:
Swedish Krona settling 8/15/11	500,361	79,710,985	78,910,564	(800,421)
HSBC Securities Inc.:
Swiss Franc settling 8/15/11	66,546	79,614,763	79,170,627	(444,136)
Morgan Stanley & Co., Inc.:
Great British Pound settling 8/15/11	13,450	21,831,637	21,575,233	(256,404)
New Zealand Dollar settling 8/15/11	23,663	19,039,723	19,548,524	508,801
Royal Bank of Canada:
Norwegian Krone settling 8/15/11	38,974	7,034,002	7,204,646	170,644
Societe Generale:
Euro settling 8/15/11	29,275	41,935,267	42,402,464	467,197
Standard Chartered Bank:
Japanese Yen settling 8/15/11	3,919,315	48,623,419	48,694,645	71,226
UBS Securities LLC:
Australian Dollar settling 8/15/11	7,092	7,396,176	7,565,551	169,375
Canadian Dollar settling 8/15/11	5,352	5,478,162	5,543,362	65,200
Swiss Franc settling 8/15/11	18,721	21,159,100	22,272,614	1,113,514
Swiss Franc settling 8/15/11	6,001	7,065,653	7,139,467	73,814
Westpac Banking Corp.:
Australian Dollar settling 8/15/11	56,710	60,165,907	60,496,668	330,761

Sale Contracts
Bank of America NA:
Great British Pound settling 8/15/11	33,737	55,031,794	54,117,741	914,053
BNP Paribas SA:
Great British Pound settling 8/15/11	104,800	171,343,808	168,110,362	3,233,446
Canadian Imperial Bank of Commerce:
Canadian Dollar settling 8/15/11	35,706	36,913,057	36,982,679	(69,622)
Citibank:
Swiss Franc settling 8/15/11	84,784	96,684,399	100,868,609	(4,184,210)
Credit Suisse First Boston:
Japanese Yen settling 8/15/11	405,971	4,990,792	5,043,895	(53,103)

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2011	Unrealized Appreciation/ (Depreciation)
Swedish Krona settling 8/15/11	42,199	$6,605,153	$6,655,089	$(49,936)
Swiss Franc settling 8/15/11	49,726	55,709,788	59,159,658	(3,449,870)
Deutsche Bank:
Great British Pound settling 8/15/11	39,951	64,667,885	64,085,660	582,225
Norwegian Krone settling 8/15/11	23,822	4,438,606	4,403,681	34,925
HSBC Securities Inc.:
Euro settling 8/15/11	62,186	91,029,111	90,071,379	957,732
Japanese Yen settling 8/15/11	2,917,276	36,386,809	36,245,038	141,771
Swedish Krona settling 8/15/11	31,870	4,895,959	5,026,130	(130,171)
UBS Securities LLC:
Euro settling 8/15/11	8,740	12,368,761	12,659,182	(290,421)
Westpac Banking Corp.:
Australian Dollar settling 8/15/11	4,161	4,421,271	4,438,841	(17,570)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $34,989,934 or 2.4% of net assets.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2011

Assets
Investments in securities, at value (cost $1,129,327,045)	$1,427,244,987
Cash	2,160,685	(a)
Foreign currencies, at value (cost $8,103,761)	8,130,290	(a)
Receivable for investment securities sold and foreign currency contracts	48,639,122
Unrealized appreciation of forward currency exchange contracts	11,548,008
Dividends and interest receivable	5,119,412
Receivable for capital stock sold	1,462,888
Receivable for variation margin on futures contracts	274,931

Total assets	1,504,580,323

Liabilities
Payable for investment securities purchased and foreign currency contracts	49,395,484
Unrealized depreciation of forward currency exchange contracts	9,745,864
Payable for capital stock redeemed	7,739,293
Advisory fee payable	882,956
Distribution fee payable	411,560
Transfer Agent fee payable	86,915
Administrative fee payable	20,108
Accrued expenses and other liabilities	465,953

Total liabilities	68,748,133

Net Assets	$1,435,832,190

Composition of Net Assets
Capital stock, at par	$93,202
Additional paid-in capital	2,135,569,869
Undistributed net investment income	2,150,841
Accumulated net realized loss on investment and foreign currency transactions	(1,002,476,490)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	300,494,768

	$1,435,832,190

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$910,267,425	58,323,051	$15.61	*

B	$38,942,690	2,763,486	$14.09

C	$165,820,931	11,724,077	$14.14

Advisor	$229,010,911	14,491,055	$15.80

R	$42,414,076	2,746,113	$15.45

K	$15,570,301	1,002,178	$15.54

I	$33,805,856	2,152,410	$15.71

*	The maximum offering price per share for Class A shares was $16.30 which reflects a sales charge of 4.25%.

(a)	An amount valued at $1,476,376, consisting of $1,273,760 and foreign currencies at value $202,616 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2011.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment Income
Dividends (net of foreign taxes withheld of $1,981,287)	$36,013,659
Interest	14,983	$36,028,642

Expenses
Advisory fee (see Note B)	12,478,215
Distribution fee—Class A	2,991,665
Distribution fee—Class B	451,473
Distribution fee—Class C	1,901,320
Distribution fee—Class R	236,977
Distribution fee—Class K	39,445
Transfer agency—Class A	1,669,712
Transfer agency—Class B	111,596
Transfer agency—Class C	368,059
Transfer agency—Advisor Class	549,848
Transfer agency—Class R	121,328
Transfer agency—Class K	31,007
Transfer agency—Class I	23,361
Printing	561,282
Custodian	417,682
Registration fees	156,479
Administrative	67,576
Legal	55,995
Audit	53,393
Directors’ fees	51,857
Miscellaneous	85,417

Total expenses		22,423,687

Net investment income		13,604,955

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		172,958,229 (a)
Futures contracts		(62,207)
Foreign currency transactions		(13,813,448)
Net change in unrealized appreciation/depreciation of:
Investments		252,548,097
Futures contracts		732,252
Foreign currency denominated assets and liabilities		18,260,751

Net gain on investment and foreign currency transactions		430,623,674

Contributions from Adviser (see Note B)		80,243

Net Increase in Net Assets from Operations		$444,308,872

(a)	Includes foreign capital gain tax refund of $30,626.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2011	Year Ended June 30, 2010
Increase in Net Assets from Operations
Net investment income	$13,604,955	$13,303,094
Net realized gain on investment and foreign currency transactions	159,082,574	104,957,244
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	271,541,100	95,304,583
Contributions from Adviser (see Note B)	80,243	4,618

Net increase in net assets from operations	444,308,872	213,569,539
Dividends to Shareholders from
Net investment income
Class A	(30,409,668)	(35,172,897)
Class B	(1,200,941)	(1,314,108)
Class C	(5,038,136)	(5,375,791)
Advisor Class	(10,853,896)	(10,430,217)
Class R	(1,372,108)	(1,346,084)
Class K	(493,416)	(388,029)
Class I	(1,262,226)	(1,084,276)
Capital Stock Transactions
Net decrease	(513,133,917)	(375,161,438)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	278,367

Total decrease	(119,455,436)	(216,424,934)
Net Assets
Beginning of period	1,555,287,626	1,771,712,560

End of period (including undistributed net investment income of $2,150,841 and $43,656,649, respectively) .	$1,435,832,190	$1,555,287,626

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2011:

Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks:
Financials	$51,026,868		$263,981,213		$2,474,467		$317,482,548
Energy	40,642,755		160,495,367		– 0	–	201,138,122
Industrials	14,381,891		159,977,599		– 0	–	174,359,490
Consumer Discretionary	5,661,336		165,382,918		– 0	–	171,044,254
Consumer Staples	7,553,671		136,962,641		– 0	–	144,516,312
Information Technology	18,140,922		120,476,759		– 0	–	138,617,681
Materials	– 0	–	104,778,923		– 0	–	104,778,923
Health Care	3,442,522		81,898,755		– 0	–	85,341,277
Telecommunication Services	8,898,444		15,456,749		– 0	–	24,355,193
Utilities	– 0	–	13,631,573		– 0	–	13,631,573
Warrants	– 0	–	19,979,614		– 0	–	19,979,614
Short-Term Investments	32,000,000		– 0	–	– 0	–	32,000,000

Total Investments in Securities	181,748,409		1,243,022,111	†	2,474,467		1,427,244,987
Other Financial Instruments*:
Assets
Futures Contracts	732,252		– 0	–	– 0	–	732,252	#
Forward Currency Exchange Contracts	– 0	–	11,548,008		– 0	–	11,548,008
Liabilities
Forward Currency Exchange Contracts	– 0	–	(9,745,864)		– 0	–	(9,745,864)

Total	$182,480,661		$1,244,824,255		$2,474,467		$1,429,779,383

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

†

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials			Warrants			Total
Balance as of 6/30/10	$	– 0	–		$11,709,449		$11,709,449
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		544,499		544,499
Change in unrealized appreciation/depreciation		(9,938)			4,917,834		4,907,896
Purchases		2,484,405			7,519,587		10,003,992
Sales		– 0	–		(10,925,457)		(10,925,457)
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(13,765,912)		(13,765,912)

Balance as of 6/30/11		$2,474,467		$	– 0	–	$2,474,467

Net change in unrealized appreciation/depreciation from investments held as of 6/30/11		$(9,938)		$	– 0	–	$(9,938	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on June 30, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended June 30, 2011, there was no such reimbursement.

For the year ended June 30, 2011 and the year ended June 30, 2010, the Adviser reimbursed the Fund $80,243 and $4,618, respectively, for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2011, such fee amounted to $67,576.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,064,034 for the year ended June 30, 2011.

For the year ended June 30, 2011, there was no reduction to the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,641 from the sale of Class A shares and received $43,775, $34,870 and $5,675 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2011.

Brokerage commissions paid on investment transactions for the year ended June 30, 2011, amounted to $3,463,914, of which $0 and $6,252 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,669,857, $3,951,778, $606,627 and $162,092 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,091,409,148		$1,689,891,000
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts) are as follows:

Cost	$1,141,531,522

Gross unrealized appreciation	$335,334,532
Gross unrealized depreciation	(49,621,067)

Net unrealized appreciation	$285,713,465

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended June 30, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract,

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended June 30, 2011, the Fund held futures contracts for hedging purposes.

At June 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures contracts	$732,252	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	11,548,008		Unrealized depreciation of forward currency exchange contracts	$9,745,864

Total		$12,280,260			$9,745,864

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended June 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(62,207)	$732,252
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(12,993,504)	18,119,432

Total		$(13,055,711)	$18,851,684

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

For the year ended June 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,241,489,435. For nine months of the year, the average monthly notional amount of futures contracts was $6,801,153.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010

Class A
Shares sold	8,253,013	13,793,330	$123,428,302	$186,499,567

Shares issued in reinvestment of dividends and distributions	1,798,187	2,249,920	27,080,693	31,410,472

Shares converted from Class B	313,051	506,197	4,649,593	6,785,228

Shares redeemed	(27,951,494)	(37,027,255)	(416,883,628)	(495,449,817)

Net decrease	(17,587,243)	(20,477,808)	$(261,725,040)	$(270,754,550)

Class B
Shares sold	87,983	224,121	$1,192,297	$2,791,675

Shares issued in reinvestment of dividends and distributions	80,176	94,465	1,095,206	1,201,734

Shares converted to Class A	(345,880)	(557,550)	(4,649,593)	(6,785,228)

Shares redeemed	(1,011,374)	(1,166,194)	(13,639,395)	(14,292,976)

Net decrease	(1,189,095)	(1,405,158)	$(16,001,485)	$(17,084,795)

Class C
Shares sold	646,249	1,347,036	$8,803,638	$16,752,601

Shares issued in reinvestment of dividends and distributions	331,704	382,404	4,547,672	4,876,329

Shares redeemed	(5,835,492)	(7,014,143)	(79,138,273)	(86,038,152)

Net decrease	(4,857,539)	(5,284,703)	$(65,786,963)	$(64,409,222)

Advisor Class
Shares sold	5,052,012	10,407,985	$77,106,329	$139,407,951

Shares issued in reinvestment of dividends and distributions	600,428	623,504	9,138,519	8,797,646

Shares redeemed	(15,708,632)	(12,583,436)	(242,071,787)	(170,317,176)

Net decrease	(10,056,192)	(1,551,947)	$(155,826,939)	$(22,111,579)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010

Class R
Shares sold	913,403	1,105,473	$13,489,276	$14,806,527

Shares issued in reinvestment of dividends and distributions	91,841	97,116	1,372,106	1,346,023

Shares redeemed	(1,745,221)	(1,337,984)	(26,052,402)	(17,920,275)

Net decrease	(739,977)	(135,395)	$(11,191,020)	$(1,767,725)

Class K
Shares sold	417,286	323,497	$6,187,318	$4,361,308

Shares issued in reinvestment of dividends and distributions	32,916	27,895	493,412	388,025

Shares redeemed	(434,099)	(368,099)	(6,466,147)	(4,881,771)

Net increase (decrease)	16,103	(16,707)	$214,583	$(132,438)

Class I
Shares sold	426,968	492,514	$6,266,116	$6,405,946

Shares issued in reinvestment of dividends and distributions	83,480	77,393	1,262,226	1,084,276

Shares redeemed	(667,414)	(481,798)	(10,345,395)	(6,391,351)

Net increase (decrease)	(156,966)	88,109	$(2,817,053)	$1,098,871

During the year ended June 30, 2010, the Fund received $278,367 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2011.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$50,630,391		$55,111,402
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$50,630,391		$55,111,402

As of June 30, 2011, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,904,706
Accumulated capital and other losses	(994,202,648	)(a)
Unrealized appreciation/(depreciation)	286,467,042	(b)

Total accumulated earnings/(deficit)	$(699,830,900)

(a)

On June 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $994,202,648 of which $294,082,640 expires in the year 2017 and $700,120,008 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended June 30, 2011, the Fund utilized capital loss carryforwards of $157,153,522.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Companies (PFICs) and the tax treatment of derivatives.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency transactions, the tax treatment of Passive Foreign Investment Companies (PFICs), the redesignation of foreign capital gain tax, and contributions from the Adviser resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.33	$ 11.48	$ 19.18	$ 20.85	$ 16.93

Income From Investment Operations
Net investment income(a)	.13	.10	.19	.27	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.60	1.14	(7.59)	(.53)	4.56
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.73	1.24	(7.40)	(.26)	4.79

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.39)	(.28)	(.17)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.45)	(.39)	(.30)	(1.41)	(.87)

Net asset value, end of period	$ 15.61	$ 12.33	$ 11.48	$ 19.18	$ 20.85

Total Return
Total investment return based on net asset value(c)	30.34	%*	10.39%	(39.15)%	(1.80)%	29.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$910,267	$935,695	$1,106,113	$2,128,533	$1,630,491
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(d)	1.31	%(d)	1.34%	1.23%	1.27%
Expenses, before waivers/reimbursements	1.30	%(d)	1.31	%(d)	1.34%	1.23%	1.27%
Net investment income	.85	%(d)	.73	%(d)	1.58%	1.35%	1.21%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.17	$ 10.42	$ 17.50	$ 19.15	$ 15.65

Income From Investment Operations
Net investment income (loss)(a)	.01	(.01)	.08	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.26	1.03	(6.95)	(.45)	4.22
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.27	1.02	(6.87)	(.36)	4.28

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	(.19)	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.35)	(.27)	(.21)	(1.29)	(.78)

Net asset value, end of period	$ 14.09	$ 11.17	$ 10.42	$ 17.50	$ 19.15

Total Return
Total investment return based on net asset value(c)	29.37	%*	9.49%	(39.70)%	(2.45)%	28.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,943	$44,166	$55,832	$114,406	$136,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.09	%(d)	2.10	%(d)	2.12%	1.97%	2.00%
Expenses, before waivers/ reimbursements	2.09	%(d)	2.10	%(d)	2.12%	1.97%	2.01%
Net investment income (loss)	.05	%(d)	(.06	)%(d)	.74%	.48%	.37%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.21	$ 10.45	$ 17.53	$ 19.18	$ 15.67

Income From Investment Operations
Net investment income(a)	.01	.00	(b)	.09	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	1.03	(6.96)	(.48)	4.19
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.28	1.03	(6.87)	(.36)	4.29

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	(.19)	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.35)	(.27)	(.21)	(1.29)	(.78)

Net asset value, end of period	$ 14.14	$ 11.21	$ 10.45	$ 17.53	$ 19.18

Total Return
Total investment return based on net asset value(c)	29.36	%*	9.56%	(39.63)%	(2.45)%	28.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,821	$185,848	$228,402	$542,520	$444,496
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03	%(d)	2.03	%(d)	2.07%	1.94%	1.98%
Expenses, before waivers/reimbursements	2.03	%(d)	2.03	%(d)	2.07%	1.94%	1.98%
Net investment income	.10	%(d)	.01	%(d)	.77%	.62%	.55%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.48	$ 11.61	$ 19.39	$ 21.05	$ 17.08

Income From Investment Operations
Net investment income(a)	.18	.15	.23	.35	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.63	1.15	(7.67)	(.54)	4.57
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.81	1.30	(7.44)	(.19)	4.88

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.43)	(.32)	(.23)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.49)	(.43)	(.34)	(1.47)	(.91)

Net asset value, end of period	$ 15.80	$ 12.48	$ 11.61	$ 19.39	$ 21.05

Total Return
Total investment return based on net asset value(c)	30.65	%*	10.77%	(39.02)%	(1.49)%	29.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$229,011	$306,231	$302,956	$544,154	$319,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(d)	1.01	%(d)	1.05%	.93%	.97%
Expenses, before waivers/reimbursements	1.00	%(d)	1.01	%(d)	1.05%	.93%	.97%
Net investment income	1.20	%(d)	1.12	%(d)	1.88%	1.74%	1.62%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.22	$ 11.39	$ 19.06	$ 20.75	$ 16.90

Income From Investment Operations
Net investment income(a)	.09	.07	.17	.25	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.56	1.13	(7.57)	(.55)	4.52
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.65	1.20	(7.40)	(.30)	4.72

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.37)	(.25)	(.15)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.42)	(.37)	(.27)	(1.39)	(.87)

Net asset value, end of period	$ 15.45	$ 12.22	$ 11.39	$ 19.06	$ 20.75

Total Return
Total investment return based on net asset value(c)	29.98	%*	10.17%	(39.33)%	(2.03)%	28.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,414	$42,587	$41,265	$64,985	$29,638
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59	%(d)	1.58	%(d)	1.56%	1.49%	1.56%
Expenses, before waivers/reimbursements	1.59	%(d)	1.58	%(d)	1.56%	1.49%	1.56%
Net investment income	.58	%(d)	.51	%(d)	1.44%	1.24%	1.02%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.29	$ 11.45	$ 19.14	$ 20.82	$ 16.95

Income From Investment Operations
Net investment income(a)	.15	.11	.20	.29	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.57	1.14	(7.59)	(.54)	4.47
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.72	1.25	(7.39)	(.25)	4.78

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.41)	(.28)	(.19)	(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.47)	(.41)	(.30)	(1.43)	(.91)

Net asset value, end of period	$ 15.54	$ 12.29	$ 11.45	$ 19.14	$ 20.82

Total Return
Total investment return based on net asset value(c)	30.39	%*	10.51%	(39.19)%	(1.78)%	29.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,570	$12,117	$11,486	$15,104	$8,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%(d)	1.27	%(d)	1.28%	1.26%	1.26%
Expenses, before waivers/reimbursements	1.28	%(d)	1.27	%(d)	1.28%	1.26%	1.26%
Net investment income	.99	%(d)	.84	%(d)	1.79%	1.45%	1.60%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.40	$ 11.55	$ 19.27	$ 20.92	$ 16.98

Income From Investment Operations
Net investment income(a)	.21	.16	.27	.35	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.61	1.15	(7.64)	(.52)	4.54
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	3.82	1.31	(7.37)	(.17)	4.86

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.46)	(.33)	(.24)	(.20)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)

Total dividends and distributions	(.51)	(.46)	(.35)	(1.48)	(.92)

Net asset value, end of period	$ 15.71	$ 12.40	$ 11.55	$ 19.27	$ 20.92

Total Return
Total investment return based on net asset value(c)	30.97	%*	10.86%	(38.90)%	(1.39)%	29.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,806	$28,644	$25,659	$27,460	$19,421
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.88	%(d)	.86%	.84%	.90%
Expenses, before waivers/reimbursements	.90	%(d)	.88	%(d)	.86%	.84%	.90%
Net investment income	1.37	%(d)	1.21	%(d)	2.37%	1.70%	1.70%
Portfolio turnover rate	67%	121%	103%	90%	68%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2009 were audited by other auditors whose report dated August 26, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Fund, Inc. at June 30, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2011

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2011.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2011, $2,527,824 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $38,095,529.

For the taxable year ended June 30, 2011, the Fund designates $26,408,850 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Robert Alster(2), Vice President

Sharon E. Fay, Vice President

William A. Johnston(2), Vice President

Amy P. Raskin, Vice President

Daniel C. Roarty, Vice President

Tassos Stassopoulos(2) , Vice President

Christopher M. Toub(2), Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s International Growth sector heads, with oversight by the Adviser’s International Growth Investment Advisory Members. Messrs. Alster, Johnston, Stassopoulos and Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 78 (1994)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 69 (1994)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc., The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors), PLX Technology Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Robert Alster 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Sharon E. Fay 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

William A. Johnston 50	Vice President	Senior Vice President of AllianceBernstein Limited (“ABL”)** and a Vice President of the Adviser**, with which he has been associated since prior to 2006.

Amy P. Raskin 39	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Daniel C. Roarty 38	Vice President	Senior Vice President of the Adviser** and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2006.

Tassos Stassopoulos 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since November 2007. Prior thereto, he was a Managing Director since 2005 and a senior analyst and sector head for Pan European Travel and Leisure coverage at Credit Suisse since prior to 2006.

Christopher M. Toub 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and ABL are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein International Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (Net and Gross) (the “MSCI AC World Index”) and the MSCI World (ex-US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011, and (in the case of comparisons with the MSCI AC World Index (Gross) and the MSCI World Index) the since inception period (June 1994 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 1st quintile of the Performance Universe for the 10-year period. The Fund lagged the MSCI AC World Index (Net) in the 1-, 3- and 5-year periods but outperformed that index in the 10-year period and lagged the MSCI AC World Index (Gross) and the MSCI World Index in the 1-, 3- and 5-year periods but outperformed both indices in the 10-year and since inception periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had lagged the Lipper International Multi-Cap Growth Average and the MSCI AC World Index (Gross and Net). The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to advise the Fund. The directors concluded that the Fund’s performance over time was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for a similar investment style had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate would reflect a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,642.2	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $101,311 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during its most recently completed semi-annual period; accord-

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	61

ingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (as of 12/31/10)	Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35% 1.65% 2.35% 2.35% 1.85% 1.60% 1.35%	1.08% 1.39% 2.17% 2.11% 1.62% 1.31% 0.93%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

4	Semi-annual total expense ratios are unaudited

5	Annualized.

62	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:7

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$1,642.2	International Research Growth 85 bp on 1st $25 million 65 bp on next $25 million 55bp on next $50 million 45 bp on the balance Minimum account size: $25 m	0.462%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	63

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

64	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
International Growth Fund, Inc.[13]	0.750	0.888	2/12

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[16]	1.307	1.431	3/12	1.500	17/85

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

13	The Fund’s EG includes the Fund, three other International Multi-Cap Growth Funds (“IMLG”), four International Multi-Cap Value Funds (“IMLV”) and four International Multi-Cap Core Funds (“IMLC”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other IMLG, IMLV and IMLC funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	65

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $15,559, $6,768,477 and $97,549 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,361,056 in fees from the Fund.17

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

66	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	67

various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 28, 2011.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.35	20.21	22.52	9/12	27/34
3 year	-4.69	-2.40	-1.09	10/11	25/27
5 year	1.71	4.35	2.76	8/11	12/18
10 year	7.29	7.18	4.31	4/8	2/11

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

68	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	19.35	-4.69	1.71	7.29	7.92	20.46	0.34	10
MSCI AC World ex US Index (Net)	21.12	-0.56	4.23	6.64	N/A	19.08	0.32	10
MSCI World ex US Index (Net)	21.22	-1.41	3.04	5.43	5.66			10
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

70	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0151-0611

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Growth	2010	$30,500		$2,581

	2011	$30,500	$3,000	$18,886

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Growth	2010	$669,499	$ $ $	130,296 (127,715 (2,581	) )

	2011	$688,689	$ $ $	21,886 (3,000 (18,886	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 26, 2011